CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of our report dated April 28, 2016, relating to the financial statements and financial highlights of The Variable Annuity Life Insurance Company Separate Account A, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated April 28, 2016, relating to the consolidated financial statements of The Variable Annuity Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2016